MYERS INDUSTRIES, INC. First Quarter 2020 Earnings Presentation 21 54 91 142 184 230 56 67 73 Font Color Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including information regarding the Company’s financial outlook, future plans, objectives, business prospects and anticipated financial performance. Words such as “will”, “believe”, “anticipate”, “expect”, “estimate”, “intend”, “plan”, “project”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions or variations of these words identify forward-looking statements. These forward-looking statements are neither historical facts nor assurances of future performance. Instead, these statements are based on management’s current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, these statements inherently involve a wide range of inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. The Company’s actual actions, results, and financial condition may differ materially from what is expressed or implied by the forward-looking statements. Risks and uncertainties include: disease outbreaks such as COVID-19 and the impacts stemming from any such outbreaks including supply chain disruptions, operational disruptions, full or partial facility closures, and other similar impacts, raw material availability, increases in raw material costs, or other production costs; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; and other important factors disclosed previously and from time to time in our other filings with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission's website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted EPS, adjusted income per diluted share from continuing operations, adjusted gross profit, adjusted operating income, adjusted operating income margin, adjusted EBITDA, adjusted EBITDA margin and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. The Company believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures are available in the appendix of this presentation.

Q1 2020 Operating Summary Q1 2020 Highlights Immediate Priorities Ensuring the safety and well-being of our employees and their families, our communities, our customers, and our suppliers Meeting our customers needs by manufacturing and distributing the essential products they require Developing and refining contingency plans to mitigate potential risks and capitalize on opportunities Results reflect continuing operations. See appendix for non-GAAP reconciliations. Adjusted gross margin increased 190 basis points due to solid operational execution despite soft market conditions and decreased sales Distribution Segment transformation actions continued to deliver cost savings Increased share in select markets as a result of our ability to meet customer needs during crisis We have implemented a pandemic preparedness and response plan that includes working remotely where possible, social distancing, increased cleaning protocols, and a pay program for employees being tested or quarantined We are closely monitoring the rapidly evolving situation, observing best practices and adhering to all local, state, and federal guidelines Our strong balance sheet and liquidity position provide adequate flexibility to support our operations and growth initiatives as we emerge from this crisis $73.2M of cash on balance sheet; $194.2M available under credit facility Debt/adjusted EBITDA ratio 1.2x COVID-19 Response Balance Sheet & Liquidity

Q1 2020 Financial Summary Operating Highlights Net sales down 12.1%, compared to Q1 2019 Material Handling down $18.9M (-18.3%) Distribution up $2.0M (+5.6%) Adjusted gross profit margin expanded to 34.8% from 32.9% Favorable price-cost margin Adjusted op income down 4.4% to $11.7M, compared to $12.2M in Q1 2019 Adjusted op income margin increased 80 bps due to higher gross margin, savings from Distribution Segment transformation, and lower incentive compensation costs Adjusted EBITDA down 3.9% to $17.4M, compared to $18.1 million in Q1 2019 Adjusted EPS of $0.22, compared to $0.23 in Q1 2019 GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations.

Material Handling Segment Net sales down 18.3% vs. Q1 2019 Food and Beverage end market down double digits due to lower seed box sales Consumer end market up mid teens due to increased fuel container sales which were boosted by COVID-19 Industrial end market down double digits due to a weak overall demand environment Vehicle end market down double digits due to soft demand for automotive and marine products Impact of lower sales volume offset favorable price-cost margin and lower incentive compensation Q1 2020 Segment Results Material Handling Financial Highlights Distribution Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Net sales up 5.6% vs. Q1 2019 Increase due to incremental sales from the Tuffy acquisition completed in August 2019 Sales dropped off significantly in the last few weeks of March and have continued to decline in Q2 Adjusted operating income increased; primarily due to savings from the segment’s transformation initiatives

Working Capital as a % of TTM Sales Balance Sheet and Cash Flow Operating Cash Flow Free Cash Flow (FCF) 2.1% 1.7% 4.1% 3.8% 1.2x Q1 Highlights Free cash flow generation of $2.5M, compared to $2.4M last year Working capital as a percentage of sales up due to higher inventory and AR balances Cash balance at end of Q1 was $73M; debt to adjusted EBITDA remains consistent with prior quarters at 1.2x Total Debt ($M) and Debt to Adj. EBITDA Results reflect continuing operations. See appendix for non-GAAP reconciliations. Cash Flow ($M) and FCF as % of Sales

End Market 2019 % of Sales 2020 Initial Outlook 2020 Updated Outlook Key Drivers to Outlook Consumer 14% Incremental fuel container sales from COVID-19 and increased end market demand following weak spring season last year Food & Beverage 13% Stronger seed box sales anticipated in Q4 following soft prior year season and customer consolidations; will have better indication of potential orders in Q3 Vehicle 16% Sales declines anticipated for remainder of the year across RV, marine and automotive end markets due to weak demand environment and COVID-19 impact Industrial 26% Soft market environment in industrial manufacturing that began early in the year expected to continue throughout 2020 Auto Aftermarket 31% Fall off in demand that started in second half of March expected to continue and more than offset incremental sales from Tuffy acquisition 2020 Revenue Outlook Low-single digits 2020 revenue now anticipated to be down approximately 10% Low-single digits High-single digits Mid-single digits Low-single digits Double-digits Low-single digits Low-teens Low-teens High-single digits

2020 Fiscal Year Guidance Net sales growth:~ Down 10% (vs. up mid-single digits previously) D&A: ~ $21M Net interest expense:~ $4M Effective tax rate (normalized):~ 27% Diluted share count:~ 36M Diluted EPS:Withdrawn (vs. $1.05 - $1.15 previously) Adjusted diluted EPS: Withdrawn (vs. $0.85 - $0.95 previously) Capital expenditures:~ $15M

Appendix

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA AND DEBT (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES WORKING CAPITAL (UNAUDITED) (Dollars in thousands)